                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                               OWOSSO CORPORATION
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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    4) Proposed maximum aggregate value of transaction:


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    5) Total fee paid:


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/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                            [OWOSSO CORPORATION LOGO]

                               22543 Fisher Road
                                 P.O. Box 6660
                           Watertown, New York 13601

                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 3, 2003

                                ----------------

To the Shareholders of Owosso Corporation:

   The Annual Meeting of Shareholders of Owosso Corporation (the "Company") will be held at 8:30 a.m., Eastern Standard Time, on April 3, 2003, at the offices of Pepper Hamilton LLP, 30th Floor, Two Logan Square, Eighteenth and Arch Streets, Philadelphia, Pennsylvania, for the following purposes:

   (1) To elect five directors of the Company for a one-year term;

   (2) To ratify the appointment of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending October 26, 2003; and

   (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

   Only holders of the Company's Common Stock or Class A Convertible Preferred Stock at the close of business on February 14, 2003, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Such shareholders may vote in person or by proxy. The stock transfer books of the Company will not be closed. The accompanying form of proxy is solicited by the Board of Directors of the Company.

   IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON, YOU ARE URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE SELF-ADDRESSED ENVELOPE, ENCLOSED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DECIDE TO ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY REVOKE YOUR PROXY BY WRITTEN NOTICE AT THAT TIME.

                             By Order of the Board of Directors



                             /S/ George B. Lemmon, Jr.
                             -------------------------------
                             George B. Lemmon, Jr.
                             President & Chief Executive Officer

March 3, 2003

                            [OWOSSO CORPORATION LOGO]

                                22543 Fisher Road
                                  P.O. Box 6660
                            Watertown, New York 13601

                                ----------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON
                                 APRIL 3, 2003

                                ----------------

   This Proxy Statement, which is first being mailed to shareholders on or about March 3, 2003, is furnished in connection with the solicitation by the Board of Directors of Owosso Corporation (the "Company") of proxies to be used at the Annual Meeting of Shareholders of the Company (the "Annual Meeting"), to be held at 8:30 a.m., Eastern Standard Time, on April 3, 2003, at the offices of Pepper Hamilton LLP, 30th Floor, Two Logan Square, Eighteenth and Arch Streets, Philadelphia, Pennsylvania, and at any adjournments or postponements thereof. If proxies in the accompanying form are properly executed and returned prior to voting at the meeting, the shares represented thereby will be voted as instructed on the proxy. If no instructions are given on a properly executed and returned proxy, the shares represented thereby will be voted IN FAVOR OF the election of the nominees for directors named below, IN FAVOR OF the ratification of the appointment of Deloitte & Touche LLP as independent auditors, and in support of management on such other business as may properly come before the Annual Meeting or any adjournments thereof. Shareholders whose shares are held of record by a broker or other nominee are nevertheless encouraged to fill in the boxes of their choice on the proxy, as brokers and other nominees may not be permitted to vote shares with respect to certain matters for which they have not received specific instructions from the beneficial owners of the shares. Any proxy may be revoked by a shareholder prior to its exercise upon written notice to the Secretary of the Company, by delivering a duly executed proxy bearing a later date, or by the vote of a shareholder cast in person at the Annual Meeting.

                                     VOTING

   Holders of record of the Company's Common Stock or Class A Convertible Preferred Stock on February 14, 2003, will be entitled to vote at the Annual Meeting or any adjournments or postponements thereof. As of that date, there were 5,824,306 shares of Common Stock and 1,071,428 shares of Class A Convertible Preferred Stock outstanding and entitled to vote. The presence, in person or by proxy, of holders of Common Stock and Class A Convertible Preferred Stock entitled to cast at least a majority of the votes which all holders of Common Stock and Class A Convertible Preferred Stock are entitled to cast on any particular matter will constitute a quorum for purposes of the transaction of business. Votes withheld, abstentions and broker non-votes will be counted in determining the presence of a quorum.

   Each share of Common Stock and each share of Class A Convertible Preferred Stock entitles the holder thereof to one vote on the election of four nominees for director and on any other matter that may properly come before the Annual Meeting. Additionally, holders of Class A Convertible Preferred Stock have the right, voting as a separate voting group, to elect one director. Shareholders are not entitled to cumulative voting in the election of directors. In the election of directors, the number of nominees to be elected who receive the greatest number of votes cast at the Annual Meeting by the holders of the class or classes of stock entitled to vote in such election will be elected as directors. All other actions to be taken by the shareholders at the Annual Meeting shall be taken by the affirmative vote of a majority of the votes cast by all shareholders entitled to vote thereon. Pennsylvania law provides that abstentions, votes withheld and broker non-votes are not votes cast.
Therefore, with respect to the election of directors, abstentions, votes withheld and broker non-votes do not count either for or against such election.

   The cost of solicitation of proxies by the Board of Directors will be borne by the Company. Proxies may be solicited by mail, personal interview, telephone or telegraph and, in addition, directors, officers and regular employees of the Company may solicit proxies by such methods without additional remuneration. Banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward the proxy materials to beneficial owners in order to solicit authorizations for the execution of proxies. The Company will, upon request, reimburse such banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding such proxy materials to the beneficial owners of the Company's stock.

                             ELECTION OF DIRECTORS
                                  (Proposal 1)

   Directors are elected annually and serve a one year term. The Company's Board of Directors ("Board") currently consists of seven members. Three of our current Board members have determined to leave the Board at the end of their current term. The Board has determined to fill one of these three seats with a new director. As a result, the number of directors comprising the whole Board will be reduced from seven to five, effective as of the 2003 Annual Meeting. All five seats for director are up for election at the 2003 Annual Meeting. Unless otherwise specified in your proxy, your shares of Common Stock and Class A Convertible Preferred Stock will be voted for Harry E. Hill, Harry Holiday, III, George B. Lemmon, Jr., and Eugene P. Lynch, and your shares of Class A Convertible Preferred Stock will be voted for Lowell P. Huntsinger. Each of these directors' terms will expire at the Annual Meeting of Shareholders to be held in 2004. Each nominee, except for Mr. Holiday, is currently serving as a director. If, for any reason, at the time of election, any of the nominees named should decline or be unable to accept such nomination of election, it is intended that your proxy will be voted for the election, in the nominee's place, of a substituted nominee, who would be recommended by the Board of Directors (except in the case of a substituted nominee for Lowell P. Huntsinger, who would be recommended by the holders of the Class A Convertible Preferred Stock). The Board of Directors has no reason to believe that any of the nominees will be unable to serve as a director.

   The following biographical information is furnished as to each of the nominees for election. There are no family relationships among any of the directors.

   Nominees for Election by Holders of Common Stock and Class A Convertible Preferred Stock

   Harry E. Hill, 54, has served as a director of the Company since January 1995. Since 1991, Mr. Hill has served as President and Chief Executive Officer of Empire Abrasive Equipment Company, which manufactures portable, cabinet and automated pneumatic blasting equipment. Since 1984, Mr. Hill has been Managing Partner of H.E. Hill and Company, which offers consulting services to manufacturing and other companies. Since 1987, he has also been the President and Chief Executive Officer of Delaware Car Company, which is engaged in the railroad repair and equipment manufacturing business.

   Harry Holiday, III, 46, is the Chief Operating Officer of Thomson Street Capital Partners, a private equity firm based in St. Louis, a position he has held since January 2002. From November 1996 to October 2001, Mr. Holiday was Executive Vice President and Chief Operating Officer of Owosso Corporation. Prior to this, Mr. Holiday was Vice President of Operations at two subsidiaries of Emerson Electric Co.

   George B. Lemmon, Jr., 41, became President of the Company in May 1996, and has served as Chief Executive Officer of the Company since August 1995 and as a director of the Company since March 1994. Mr. Lemmon was also the Company's Secretary and Treasurer from March 1994 until June 1996. From January 1995 to August 1995, Mr. Lemmon served as Executive Vice President -- Corporate Development.

   Eugene P. Lynch, 41, has served as a director of the Company since October 1994. Since 1990, Mr. Lynch has been a partner of The Clipper Group, and he has been a Managing Director of the firm since October 1993. The Clipper Group is a New York-based private investment management firm that was formed in 1990 to manage private equity investments on behalf of Credit Suisse First Boston and other institutions.

   Nominee for Election by Holders of Class A Convertible Preferred Stock, Voting as a Separate Voting Group

   Lowell P. Huntsinger, 70, has served as a director of the Company since November 1995. Mr. Huntsinger was the president of Stature Electric, Inc. until it was acquired by the Company in October 1995. Mr. Huntsinger was elected to the Board of Directors by the owners of the Company's Class A Convertible Preferred Stock, which stock was issued in connection with the Stature Electric acquisition. He is currently retired.

   The Board of Directors recommends a vote FOR Proposal 1 to elect all nominees.

Compensation Committee Interlocks and Insider Participation

   During the Company's 2002 fiscal year, the Compensation Committee of the Board of Directors consisted of Ellen Harvey, Harry Hill, and James Ounsworth, who were not at any time officers or employees of the Company or any of its subsidiaries. During the last completed fiscal year, no executive officer of the Company served as a member of the board of directors or compensation committee of another entity that had one or more executive officers that served as a member of the Board of Directors or the Company's Compensation Committee.

Committees and Meetings of the Board of Directors

   During the Company's 2002 fiscal year, which ended on October 27, 2002, the Board of Directors held five meetings. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and committees of the Board of Directors on which he or she served.

   During fiscal year 2002, the Audit Committee, which consisted of Ms. Harvey, Mr. Hill, Mr. Huntsinger, and Mr. Lynch, met four times. Each member of the Audit Committee is considered independent under the applicable Nasdaq listing standards. The function of the Audit Committee is to assist the Board of Directors in preserving the integrity of the financial information published by the Company through the review of financial and accounting controls and policies, financial reporting requirements, alternative accounting principles that could be applied and the quality and effectiveness of the independent accountants. In June 2000, the Board and the Audit Committee unanimously adopted a new Audit Committee Charter outlining the responsibilities and duties of the Audit Committee.

   During fiscal year 2002, the Compensation Committee met two times. The Compensation Committee is responsible for establishing the salaries of the executive officers of the Company, incentives and other forms of compensation and benefit plans, and also administers the Company's 1994 Stock Option Plan and 1998 Long-Term Incentive Plan. The Report of the Compensation Committee follows the information regarding executive compensation.

   The Company does not have a standing Nominating Committee.

Director Compensation

   The Company pays non-employee directors an annual fee of $8,000, plus $1,500 for each Board meeting and $400 for each committee meeting attended by such director in person. The Company also reimburses the directors for expenses incurred in connection with their activities as directors. For fiscal year 2002, the Board unanimously agreed to take only one-half, $4,000, of the annual directors fee.

   The Company's 1994 Stock Option Plan provides for the automatic grant of an option to purchase 10,000 shares of Common Stock to each person (other than an employee of the Company) upon his initial election as a director of the Company by the shareholders at a per share purchase price equal to the closing sale price of the Common Stock on the date of grant. Each such option vests, on a cumulative basis, as to one-fifth of the number of shares of Common Stock underlying the option on each anniversary of the grant date commencing on the first anniversary. The options expire, as to each vested portion of the option, on the fifth anniversary of the vest date. Mr. Holiday, if elected, will be serving his first term as a director, and therefore, upon election, he will receive an automatic grant of an option to purchase 10,000 shares of Common Stock under the Company's 1994 Stock Option Plan.

                             EXECUTIVE COMPENSATION


Cash and Non-Cash Compensation Paid To Certain Executive Officers

   The following table sets forth, with respect to services rendered during fiscal 2002, 2001 and 2000, the total compensation paid by the Company to the Company's Chief Executive Officer (the "named executive officer"). The Company has no written employment agreement with the named executive officer.

                           SUMMARY COMPENSATION TABLE


                                                                       Long-Term
                                     Annual Compensation          Compensation Awards
                                 ---------------------------     -----------------------
                                                               Restricted    Securities
                                                                  Stock      Underlying     All Other
Name and Principal                       Salary      Bonus       Awards       Options     Compensation
     Position                    Year      ($)         ($)          ($)          (#)            ($)
   -------------                 ----    --------   --------    ----------    ----------   ------------
George B. Lemmon, Jr.            2002    $167,407   $100,000      $  --        $   --        $  6,540(1)
 President and Chief             2001    $195,983   $    --       $  --        $   --        $111,829
 Executive Officer               2000    $202,000   $    --       $  --        $38,000       $ 10,015

---------------
(1) Represents premiums of $1,668 paid by the Company for group term life insurance and a matching contribution by the Company of $4,872 under our 401(k) savings plan.

Executive Salary Continuation Agreement

   On October 1, 2001, the Company entered into a two-year Executive Salary Continuation Agreement with George B. Lemmon, Jr., the Company's President and Chief Executive Officer. The term of the Agreement will expire October 1, 2003, provided, however, that after a termination of employment at any time during a change of control period, the Agreement will remain in effect until all of the obligations of the parties are satisfied or have expired. In the event of the termination of employment of Mr. Lemmon during the two year period following a change of control, the Company will pay to Mr. Lemmon, in a lump sum, an amount equal to eighteen months' base salary, the aggregate fair market value of the Company's common shares subject to all stock options outstanding and unexercised as of the date of termination of employment, whether vested or unvested, granted to Mr. Lemmon, over the aggregate exercise price of all such stock options in respect of which the fair market value exceeds the exercise price, as well as provide certain other benefits, including eighteen months of medical, dental, life and disability benefits. If Mr. Lemmon's employment is terminated other than during the two year period following a change of control, the Company will pay Mr. Lemmon's base salary for twelve months thereafter as well as provide certain other benefits, including out-placement services and twelve months of medical, dental, life and disability benefits, as long as such termination was not for cause, which is defined as willful misconduct or gross negligence which has had an adverse effect on the Company's business, operations, assets or properties so as to materially adversely affect the financial condition of the Company and its subsidiaries taken as a whole.

Stock Options Granted to Certain Executive Officers During Last Fiscal Year

   During fiscal year 2002, the Company did not grant any options to purchase Common Stock to any named executive officer of the Company.

Option Exercises and Fiscal Year-End Option Values

   No options granted by the Company were exercised by the named executive officer during fiscal year 2002. The following table sets forth certain information regarding options for the purchase of Common Stock that were held by the named executive officer.

           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL
                             YEAR-END OPTION VALUES


                                                                            Number of Securities
                                                Shares        Value              Underlying                Value of Unexercised
                                              Acquired on    Realized      Unexercised Options at              In-the-Money
                   Name                      Exercise (#)      ($)              FY - End (#)               Options at FY-End ($)
 -----------------------------------------   ------------    --------    ---------------------------    ---------------------------
                                                                        Exercisable    Unexercisable    Exercisable   Unexercisable
                                                                        -----------    -------------    -----------   -------------
George B. Lemmon, Jr.                             --            --        121,200          42,800           --              --

         BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

   The Compensation Committee of the Company, consisting of three non-employee directors, establishes the compensation of the Chief Executive Officer of the Company, incentives and other forms of compensation and benefit plans, reviews the compensation of senior management and administers the Company's 1994 Stock Option Plan and 1998 Long-Term Incentive Plan.

   The Compensation Committee's policy regarding executive compensation reflects a commitment to offer competitive compensation opportunities so as to attract and retain quality executives, to provide incentives to such executives to achieve performance objectives that enhance shareholder value, and to reward excellent performance. In this regard, the Company strives to remain competitive with the pay of other highly respected employers who compete with the Company for talented executives. Accordingly, the Compensation Committee has instituted a compensation program that provides the Company's sole current executive officer with (i) a competitive base salary,
(ii) a bonus arrangement that encourages individual achievement, and
(iii) stock options and other stock-based compensation granted at market value in order to provide long-term incentives and thereby encourage long-term strategic management and enhancement of shareholder value.

   The Compensation Committee believes that the base salary of $203,000 for Mr. Lemmon, the Company's sole executive officer, for calendar year 2003 is appropriate in light of his contribution and efforts with respect to the Company's operations and the value of his job in the marketplace. When evaluating Mr. Lemmon's contributions to the Company for the past fiscal year the Compensation Committee considered, among other things, Mr. Lemmon's ongoing efforts to stabilize the Company's capital structure, including negotiations with the Company's lenders and the sale of the Company's Motor Products business, controlling and reducing costs, particularly at the corporate level, his utilization of the Company's remaining assets and employees, and his monitoring of the Company's remaining operations.

   The Compensation Committee believes that an executive officer's compensation should correlate with the Company's annual performance. Consequently, an officer has the ability to receive a relatively large proportion of his compensation pursuant to bonus arrangements, which the Compensation Committee intends to continue. In fiscal year 2002, the bonus arrangement for the Company's sole executive officer was tied primarily to his ability to stabilize the Company's capital structure. Accordingly, in light of Mr. Lemmon's achievements in this respect, Mr. Lemmon earned a bonus of $100,000 for fiscal year 2002.

   The Compensation Committee may from time to time grant options to the Company's executive officers under the 1998 Long Term Incentive Plan or the 1994 Stock Option Plan based on a variety of factors including expected future contributions to the Company's performance. During fiscal year 2002 no options were granted to any executive officer of the Company under either plan.


                                     The Compensation Committee

                                     Ellen D. Harvey
                                     Harry E. Hill
                                     James A. Ounsworth

                            STOCK PERFORMANCE GRAPH


   The following line graph compares the Company's cumulative total shareholder return on its Common Stock for the period from October 26, 1997 (the date the Company's 1997 fiscal year ended) to October 27, 2002 (the date the Company's 2002 fiscal year ended), with the cumulative total return of the Standard & Poor's 500 Stock Index and the Standard & Poor's Electrical Components and Equipment Index. The comparison assumes $100 was invested on October 26, 1997 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.

   In the past, the Company has compared itself to the Standard & Poor's Manufacturing (Diversified Industrials) Index, however, such Index is no longer available. As a result, the Company has chosen to compare itself to the Standard & Poor's Electrical Components and Equipment Index. This Index was chosen because it includes a number of the Company's competitors and more accurately reflects the Company's business in light of the Company's divestitures of its other lines of business. The Indices have been selected because the Company has been unable to identify a peer group of companies for comparison. No single public or private company has a comparable mix of technologies under development or products which serve the same markets as the Company.

                                [graph omitted]


                                             INDEXED RETURNS
                       Base                    Years Ending
                      Period
Company/Index         26Oct97  25Oct98  31Oct99    29Oct00    28Oct01   27Oct02
-------------------------------------------------------------------------------
OWOSSO CORP.            100     66.71     64.69     24.42       6.88      8.83
S&P 500 Index           100     99.68    132.36    135.45      108.5     88.04
S&P 500 ELECTRICAL
COMPONENTS & EQUIP.     100     92.56    121.21    164.13     123.69    115.33

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT


   The following table sets forth information, as of February 15, 2003, with respect to the beneficial ownership of shares of Common Stock and Class A Convertible Preferred Stock of the Company by each person who is known to the Company to be the beneficial owner of more than five percent of either class of stock, by each director or nominee for director, by the named executive officer, and by all directors and executive officers as a group. Unless otherwise indicated, each person listed has sole voting power and sole investment power over the shares indicated.


                                                                                                Class A Convertible
                                                                       Common Stock             Preferred Stock (2)
                                                                 ------------------------     ------------------------
                                                                 Amount and                  Amount and
                                                                 Nature of     Percent of     Nature of    Percent of    Percent of
                                                                 Beneficial      Class       Beneficial       Class        Voting
                           Name (1)                              Ownership    Outstanding     Ownership    Outstanding      Power
-------------------------------------------------------------    ----------   -----------    ----------    -----------   ----------
Executive Officers and Directors:
George B. Lemmon, Jr.........................................      651,888(3)     10.9%             --          --           9.3%
Ellen D. Harvey..............................................       25,642(4)        *              --          --             *
Harry E. Hill................................................       39,642(5)        *              --          --             *
Lowell P. Huntsinger.........................................       22,142(6)        *         518,433        48.4%          7.8%
Eugene P. Lynch..............................................       24,142(7)        *              --          --             *
James A. Ounsworth...........................................       21,142(8)        *              --          --             *
John R. Reese................................................    2,063,602(9)     35.2%             --          --          29.8%
Harry Holiday, III...........................................       84,802           *              --          --             *
All directors, director nominees and executive officers as a
  group (7 persons)..........................................    2,933,002(10)    48.4%        518,433        48.4%         48.4%

Other Shareholders:
Morris R. Felt...............................................           --           *         259,216        24.2%          3.8%
Randall V. James.............................................       16,090           *         293,779        27.4%          4.5%
John F. Northway, Sr. Trust,
U/A/D July 23, 1984
1150 Cleveland Street
Clearwater, Fl 33755.........................................      687,949(11)    11.8%             --          --          10.0%
Dimensional Fund Advisors, Inc.
 1299 Ocean Avenue
 Santa Monica, CA 90401......................................      411,200(12)     7.1%             --          --           6.0%
Innisfree Capital L.L.C.
 324 East 50th Street
 New York, New York 10022....................................      485,000(13)     8.3%             --          --           7.0%


__________________
* Less than 1%

 (1) Unless otherwise indicated, the address of each person named in the table is: c/o Owosso Corporation, 22543 Fisher Road, P.O. Box 6660, Watertown, New York 13601.

 (2) Shares of Class A Convertible Preferred Stock are entitled to one vote per share and vote with the Common Stock on all matters on which holders of Common Stock are entitled to vote. Each share of Class A Convertible Preferred Stock is convertible into one share of Common Stock, subject to antidilution provisions.

 (3) Includes 130,800 shares of Common Stock purchasable upon the exercise of stock options. 217,538 shares are held by Mr. Lemmon, Jr. jointly with his wife.

 (4) Includes 11,000 shares of Common Stock purchasable upon the exercise of stock options.

 (5) Includes 13,000 shares of Common Stock purchasable upon the exercise of stock options. 1,000 shares are held by Mr. Hill as custodian for his children.

 (6) Includes 15,000 shares of Common Stock purchasable upon the exercise of stock options.

 (7) Includes 11,000 shares of Common Stock purchasable upon the exercise of stock options. 5,000 shares are deemed to be beneficially owned by Mr. Lynch as a trustee of a trust under which the children of Mr. Lemmon Jr. are beneficiaries.

 (8) Includes 14,000 shares of Common Stock purchasable upon the exercise of stock options.

 (9) Includes 39,000 shares of Common Stock purchasable upon the exercise of stock options. 12,000 shares are deemed to be beneficially owned by Mr. Reese as trustee under a trust under which his family members are beneficiaries. 512,602 shares are held by Mr. Reese jointly with his wife. Also includes 1,500,000 shares held by a limited partnership of which the family members of the late George Lemmon, Sr. are limited partners and of which the general partners are trusts of which Mr. Reese is the trustee and family members of Mr. Lemmon are beneficiaries.

(10) Includes 233,800 shares of Common Stock purchasable upon the exercise of stock options.

(11) All of these shares are held by the Northway Family Limited Partnership, of which John F. Northway, Sr. Trust is the General Partner. The Trustees of the John F. Northway, Sr. Trust are First National Trust Company of Florida and Martha Johnson. As Co-Trustees, First National Trust Company of Florida and Martha Johnson may be deemed to be beneficial owners.

(12) Information with respect to beneficial ownership is based upon information furnished by the shareholder pursuant to Schedule 13G/A filed with the SEC, dated February 11, 2003.

(13) Information with respect to beneficial ownership is based upon information furnished by the shareholder pursuant to Schedule 13G/A filed with the SEC, dated February 14, 2002. Innisfree Capital L.L.C. reports shared voting power and shared dispositive power. The shares are owned directly by Innisfree Partners, L.P., a Delaware limited partnership ("IP"). They are also beneficially owned by Innisfree Capital, L.L.C., a Delaware limited liability company ("IC"), which serves as the general partner and investment manager of IP, and by James
      B. Dineen, Jr., who is the managing member of IC.

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

   In October 1995, in connection with the Company's acquisition of Stature Electric, Inc. ("Stature") from the shareholders of Stature, a promissory note was issued payable to Mr. Huntsinger. As of October 27, 2002, this note has been repaid. The maximum amount due on the note during fiscal year 2002 was $400,000, on October 28, 2001. Interest paid on the note in fiscal year 2002 was $6,000.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, "Reporting Persons"), to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Reporting Persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

   To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations of Reporting Persons that no other reports were required to be filed, during the fiscal year ended October 27, 2002, Reporting Persons complied with all Section 16(a) filing requirements applicable to them.

                                RATIFICATION OF
                            APPOINTMENT OF AUDITORS
                                  (PROPOSAL 2)


   The Board of Directors has selected Deloitte & Touche LLP, independent public accountants, to audit the consolidated financial statements of the Company for the fiscal year ending October 26, 2003, and recommends that the shareholders ratify such selection. This appointment will be submitted to the shareholders for ratification at the Annual Meeting. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

                             Audit Committee Report

   The Audit Committee of the Board of Directors has:

   Reviewed and discussed the audited statements with management;

   Discussed with Deloitte & Touche LLP, the Company's independent auditor, the matters required to be discussed by Statement on Auditing Standards No. 61;
and

   Received the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, and has discussed with Deloitte & Touche LLP, Deloitte & Touche LLP's independence.

   In reliance on the review and discussion referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended October 27, 2002.

   Audit Fees:

   Audit fees billed to the Company by Deloitte & Touche LLP during the Company's 2002 fiscal year for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-Q totaled $236,391.

   Financial Information Systems Design and Implementation Fees:

   The Company did not engage Deloitte & Touche LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended October 27, 2002.

   All Other Fees:

   Fees billed to the Company by Deloitte & Touche LLP during the Company's 2002 fiscal year for all other non-audit services rendered to the Company, including tax related services, totaled $140,335.

   The Audit Committee has considered the non-audit services rendered to the Company by Deloitte & Touche LLP and believes the rendering of those services is not incompatible with Deloitte & Touche LLP maintaining its independence.

                                     The Audit Committee

                                     Harry E. Hill, III
                                     Ellen D. Harvey
                                     Lowell P. Huntsinger
                                     Eugene P. Lynch

   The submission of the appointment of Deloitte & Touche LLP is not required by law or by the By-laws of the Company. The Board of Directors is nevertheless submitting it to the shareholders to ascertain their views. If the shareholders do not ratify the appointment, the selection of other independent public accountants will be considered by the Board of Directors. If Deloitte & Touche LLP shall decline to accept or become incapable of accepting its appointment, or if its appointment is otherwise discontinued, the Board of Directors will appoint other independent public accountants.

   The Board of Directors recommends a vote FOR Proposal 2 to ratify the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending October 26, 2003.

                                 OTHER BUSINESS

   The Board of Directors knows of no other matters that will be presented at the Annual Meeting other than as set forth in this Proxy Statement. However, if any other matter properly comes before the meeting, or any adjournment or postponement thereof, it is intended that proxies in the accompanying form will be voted, to the extent permitted by applicable law, in accordance with the judgment of the persons named therein.

                                 ANNUAL REPORT

   A copy of the Company's Annual Report to Shareholders for the fiscal year ended October 27, 2002, accompanies this Proxy Statement.

                             SHAREHOLDER PROPOSALS

   To be eligible for inclusion in the Company's proxy materials for the 2004 Annual Meeting of Shareholders, a proposal intended to be presented by a shareholder for action at that meeting must, in addition to meeting the shareholder eligibility and other requirements of the Securities and Exchange Commission's rules governing such proposals, be received not later than November 4, 2003, by the Secretary of the Company at the Company's principal executive offices, 22543 Fisher Road, P.O. Box 6660 Watertown, New York 13601. In addition, the execution of a proxy solicited by the Company in connection with the 2004 Annual Meeting of Shareholders shall confer on the designated proxyholder discretionary voting authority to vote on any shareholder proposal which is not included in the Company's proxy materials for such meeting and for which the Company has not received notice before January 18, 2004.

                                ________________

   THE COMPANY WILL PROVIDE TO EACH PERSON SOLICITED, WITHOUT CHARGE EXCEPT FOR EXHIBITS, UPON REQUEST IN WRITING, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED OCTOBER 27, 2002. REQUESTS SHOULD BE DIRECTED TO INVESTOR RELATIONS, OWOSSO CORPORATION, 22543 FISHER ROAD, P.O. BOX 6660, WATERTOWN, NEW YORK 13601.


                             By Order of the Board of Directors



                             /S/ George B. Lemmon, Jr.
                             ------------------------------
                             George B. Lemmon, Jr.
                             President & Chief Executive Officer

Date: March 3, 2003
Watertown, New York

                               OWOSSO CORPORATION


               Proxy Solicited On Behalf Of The Board of Directors from holders of Class A Convertible Preferred Stock


         The undersigned, revoking all previous proxies, hereby appoints George
B. Lemmon, Jr. as the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated below and in his discretion upon such other matters as may properly come before the meeting, all shares of Common Stock and Class A Convertible Preferred Stock which the undersigned would be entitled to vote at the Annual Meeting of the Shareholders of Owosso Corporation to be held on April 3, 2003, and at any adjournment or postponement thereof.


1. ELECTION OF DIRECTORS:

     [  ]  FOR the nominees listed below   [  ]  WITHHOLD AUTHORITY to vote for
                                                 the nominees listed below

Nominees:      For a one-year term expiring at the Annual Meeting to be held in 2004: Harry E. Hill, Harry Holiday, III, Lowell P. Huntsinger,
               George B. Lemmon, Jr., and Eugene P. Lynch.


        (Instruction: To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) on the line below.)

2. RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING OCTOBER 26, 2003:



     [  ] For             [  ]Against          [  ]   Abstain


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE HEREOF AND "FOR" RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING OCTOBER 26, 2003. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.


THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT DATED MARCH 3, 2003.


Signature of Shareholder
                         -------------------------------------------------------

Signature of Shareholder
                         -------------------------------------------------------

Date                     , 2003
    ---------------------


NOTE: PLEASE SIGN THIS PROXY EXACTLY AS NAME(S) APPEAR ON YOUR STOCK CERTIFICATE. WHEN SIGNING AS ATTORNEY-IN-FACT, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE ADD YOUR TITLE AS SUCH, AND IF SIGNER IS A CORPORATION, PLEASE SIGN WITH FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER OR OFFICERS AND AFFIX THE CORPORATE SEAL. WHERE STOCK IS ISSUED IN THE NAME OF TWO (2) OR MORE PERSONS, ALL SUCH PERSONS SHOULD SIGN.

                               OWOSSO CORPORATION


               Proxy Solicited On Behalf Of The Board of Directors
                          from holders of Common Stock


         The undersigned, revoking all previous proxies, hereby appoints George
B. Lemmon, Jr. as the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated below and in his discretion upon such other matters as may properly come before the meeting, all shares of Common Stock which the undersigned would be entitled to vote at the Annual Meeting of the Shareholders of Owosso Corporation to be held on April 3, 2003, and at any adjournment or postponement thereof.


1. ELECTION OF DIRECTORS:


  [  ] FOR the nominees listed below     [   ] WITHHOLD AUTHORITY to vote for
                                               the nominees listed below

Nominees:   For a one-year term expiring at the Annual Meeting to be held in
            2004: Harry E. Hill, Harry Holiday, III, George B. Lemmon, Jr., and
            Eugene P. Lynch.


   (Instruction: To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) on the line below.)


                   ------------------------------------------

2. RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING OCTOBER 26, 2003:



 [  ]  For      [  ]  Against      [  ]  Abstain


     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE HEREOF AND "FOR" RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING OCTOBER 26, 2003. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.


THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT DATED MARCH 3, 2003.


Signature of Shareholder
                         ------------------------------------------------------

Signature of Shareholder
                         ------------------------------------------------------

Date                    ,2003
     ------------------


NOTE: PLEASE SIGN THIS PROXY EXACTLY AS NAME(S) APPEAR ON YOUR STOCK CERTIFICATE. WHEN SIGNING AS ATTORNEY-IN-FACT, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE ADD YOUR TITLE AS SUCH, AND IF SIGNER IS A CORPORATION, PLEASE SIGN WITH FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER OR OFFICERS AND AFFIX THE CORPORATE SEAL. WHERE STOCK IS ISSUED IN THE NAME OF TWO (2) OR MORE PERSONS, ALL SUCH PERSONS SHOULD SIGN.

                               OWOSSO CORPORATION

                         Voting Instructions to Trustees


         The undersigned participant in Owosso Corporation's 401(k) retirement savings plan acknowledges receipt of the proxy statement and notice of annual meeting of shareholders, dated March 3, 2003, and hereby instructs the trustees to vote all shares which the undersigned may be entitled to vote at the annual meeting of shareholders of Owosso Corporation to be held on April 3, 2003, and at any adjournment or postponement thereof.


         ANY SHARES HELD BY THE TRUSTEES FOR WHICH THE TRUSTEES HAVE NOT RECEIVED VOTING INSTRUCTIONS PRIOR TO THE ANNUAL MEETING WILL BE VOTED BY THE TRUSTEES IN THEIR DISCRETION CONSISTENT WITH THEIR FIDUCIARY DUTIES. ANY SHARES HELD BY THE TRUSTEES FOR WHICH THEY HAVE BEEN INSTRUCTED TO SIGN MANAGEMENT'S PROXY WITH NO ADDITIONAL INSTRUCTIONS TO THE CONTRARY INDICATED, WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE OF THIS CARD. THIS ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.


1. ELECTION OF DIRECTORS:


[  ]  FOR the nominees listed below   [  ]  WITHHOLD AUTHORITY to vote for
                                            the nominees listed below

Nominees:   For a one-year term expiring at the Annual Meeting to be held in
            2004: Harry E. Hill, Harry Holiday, III, George B. Lemmon, Jr., and
            Eugene P. Lynch.

   (Instruction: To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) on the line below.)

2. RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING OCTOBER 26, 2003:

[  ]  For            [  ]   Against          [  ]  Abstain

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


Signature of Shareholder
                         -------------------------------------------------------

Signature of Co-Holder (if any)
                                ------------------------------------------------
Date                     ,2003
     -------------------